Exhibit 4.1

CONFIDENTIAL

EXHIBIT G

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 9, 2021, by and among Accolade, Inc., a Delaware corporation (the “Company”), and the stockholders listed on the Schedule of Holders on Exhibit A hereto (individually, together with its permitted designees and assigns, the “Holder” and collectively, the “Holders”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement and Plan of Merger by and among the Company, Panda Merger Sub, Inc., PlushCare, Inc. (“Seller”) and Fortis Advisors LLC, a Delaware limited liability company, as the Stockholder Representative, dated as of April 22, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”).

RECITALS

A.           Upon the terms and subject to the conditions of the Merger Agreement, the Company will issue to the Holders up to 8,573,949 shares of Common Stock (as defined below) (the “Shares”); and

B.            To induce the parties to enter into the Merger Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”).

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

1.             DEFINITIONS.

All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.            “Common Stock” means the common stock of the Company, par value $0.0001 per share.

b.            “Initial Filing Deadline” means the date as soon as reasonably practicable following the Closing Date, which in no event shall be later than thirty (30) calendar days after the Closing Date; provided, however, that the Initial Filing Deadline shall be extended as reasonably necessary until the time at which the Requisite Seller Financial Statements are available to the extent they are not available thirty (30) calendar days after the Closing Date.

c.             “Person” means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

d.            “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the SEC.

e.             “Registrable Securities” means the Shares and any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares. As to any particular Registrable Securities, such securities shall not be Registrable Securities when (i) a Resale Registration Statement registering such Registrable Securities under the 1933 Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Resale Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144, (iii) such securities cease to be outstanding, or (iv) such securities have become eligible for sale by the applicable Holder pursuant to Rule 144 without any restriction on the volume or manner of such sale.

f.             “Resale Registration Statement” means a registration statement of the Company filed under the 1933 Act covering the resale of Registrable Securities.

g.            “Required Holders” means the holders of at least a majority of the then-outstanding Registrable Securities.

h.            “Requisite Seller Financial Statements” means financial statements of Seller (including pro forma financial information) that are required by the 1933 Act (if any) to be included in the Resale Registration Statement.

i.             “Transfer” means, when used as a noun, any direct or indirect, voluntary or involuntary, sale, disposition, hypothecation, mortgage, gift, pledge, assignment, attachment or other transfer (including the creation of any derivative or synthetic interest, including a participation or other similar interest) and, when used as a verb, voluntarily to directly or indirectly sell, dispose, hypothecate, mortgage, gift, pledge, assign, attach or otherwise transfer, in any case, whether by operation of law or otherwise.

2.             REGISTRATION.

a.             Mandatory Registration. No later than three Business Days prior to the Initial Filing Deadline of the Resale Registration Statement the Company shall deliver to the Stockholder Representative a draft of the Resale Registration Statement and consider in good faith any comments made by the Stockholder Representative and incorporate therein any agreed upon changes. Subject to any Permitted Delay, the Company shall prepare, and, as soon as practicable but in no event later than the Initial Filing Deadline, file with or confidentially submit to the SEC a Resale Registration Statement on Form S-1 covering the resale of all of the Registrable Securities (including any Registrable Securities to be distributed to members, general partners or limited partners or shareholders of any Holders that is a venture capital fund, institutional investor or pooled investment vehicle (each an “Institutional Shareholder”)). Each Holder who will include its shares in the Resale Registration Statement shall sign and return to the Company a Selling Stockholder questionnaire in substantially the form attached hereto as Exhibit B. The Company shall use its commercially reasonable efforts to (i) cause the Resale Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof and (ii) keep such Resale Registration Statement continuously effective and in compliance with the 1933 Act and useable until such time as the restrictive legends and/or similar designations on the Shares of Seller have been removed pursuant to Section 3(d), including by filing successive replacement or renewal Registration Statements upon the expiration of such Resale Registration Statement. If (i) there is material non-public information regarding the Company the disclosure of which the Company determines in its reasonable good faith judgement (after consultation with its legal advisors) that the sale of Registrable Securities pursuant to the Resale Registration Statement would require public disclosure of such material non-public information that Parent is not otherwise obligated to disclose and that the immediate disclosure of such information would be detrimental to Parent or (ii) the Company determines the Resale Registration Statement proposed to be delayed or suspended would reasonably be expected to, if not delayed or suspended, have an adverse effect on any pending negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction, in each case that, if consummated, would be material to the Company, then the Company may postpone or suspend filing or effectiveness of such Resale Registration Statement or use of the prospectus under the Resale Registration Statement (a “Permitted Delay”); provided that the Company shall not be entitled to exercise a Permitted Delay (A) more than once during any six (6) month period or (B) for a period exceeding forty-five (45) days on any one occasion.

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b.            Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, a prospectus, including any amendments or prospectus supplements thereto, to be used in connection with sales of the Registrable Securities under the Resale Registration Statement and furnish to each Holder such number of copies of any prospectus as each Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold by such Holder thereunder.

3.             RELATED OBLIGATIONS.

With respect to the Resale Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2(a), the Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.            The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Resale Registration Statement and any prospectus used in connection with such Resale Registration Statement, as may be necessary to keep the Resale Registration Statement effective, subject to Permitted Delays and Section 3(b) hereof and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Resale Registration Statement until such time as there are no remaining Registrable Securities. Should the Company file a post-effective amendment to the Resale Registration Statement, the Company will use its commercially reasonable efforts to have such filing declared effective by the SEC within thirty (30) consecutive Business Days following the date of filing, which such period shall be extended for an additional thirty (30) Business Days if the Company receives a comment letter from the SEC in connection therewith.

b.            Subject to Permitted Delays, as promptly as reasonably practicable after becoming aware of such event or facts, the Company shall notify each Holder that holds Registrable Securities in writing if the Company has determined that the prospectus included in any Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as reasonably practical (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of premature disclosure of such event or facts) prepare a prospectus supplement or amendment to such Resale Registration Statement to correct such untrue statement or omission, and, upon any Holder’s request, deliver a copy of such prospectus supplement or amendment to such Holder. In providing this notice to the Holders, the Company shall not include any other information about the facts underlying the Company’s determination and shall not in any way communicate any material nonpublic information about the Company or the Common Stock to the Holders. In no event shall the delivery of a notice under this Section 3(b), or the resulting unavailability of a Resale Registration Statement, without regard to its duration, for disposition of securities by the Holders be considered a breach by the Company of its obligations under this Agreement.

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c.             If reasonably requested by a Holder who holds Registrable Securities, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Resale Registration Statement such information as such Holder believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as promptly as practicable once notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Resale Registration Statement (including by means of any document incorporated therein by reference).

d.            The Company shall use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request and take such other actions which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities and (ii) make any necessary filings, including if applicable a listing of additional shares application, to list all Registrable Securities included in the Registration Statement on the Nasdaq Global Select Market.

e.             The Company acknowledges and agrees that except to the extent required by applicable law (i) the Resale Registration Statement will not specifically list as selling securityholders any passive members, general partners or limited partners or shareholders of any Institutional Shareholder who receives Shares at the Closing pursuant to this Agreement, (ii) the “Plan of Distribution” section of the Registration Statement will include a distribution to members, general partners or limited partners or shareholders of an Institutional Shareholder in the form set forth in Annex A to the Selling Stockholder Notice and Questionnaire and (iii) from and after the date that the Registration Statement is effective, each Institutional Shareholder shall be permitted to distribute Shares to its members, general partners or limited partners or shareholders who are not “affiliates” (as defined in Rule 144) of Parent without any restrictive legends.

f.             The Company shall immediately instruct its transfer agent to remove any restrictive legends and/or similar designations on the Registrable Securities of any Holder upon such Registrable Securities becoming eligible for sale by such Holder pursuant to Rule 144 without any restriction on the volume or manner of sale under Rule 144.

4.             OBLIGATIONS OF THE HOLDERS.

a.             Each Holder has furnished to the Company in Exhibit B hereto such information regarding itself and the Registrable Securities held by it as reasonably requested by the Company in order to effect the registration of such Registrable Securities. The Company shall notify the Holders in writing of any other information the Company reasonably requires from the Holders in connection with any Registration Statement hereunder. Each Holder will as promptly as practicable notify the Company of any material change in the information set forth in Exhibit B, other than changes in its ownership of Common Stock.

b.            Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement hereunder.

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5.             EXPENSES OF REGISTRATION.

All reasonable expenses of the Company, other than sales or brokerage commissions incurred by the Holders and fees and disbursements of counsel for the Holders, incurred in connection with registrations, filings or qualifications pursuant to Section 2, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.             INDEMNIFICATION.

a.             To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, each Person, if any, who controls a Holder, the members, the directors, officers, partners, employees, agents, representatives of each Holder and each Person, if any, who controls a Holder within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (with the prior consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed) or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Resale Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus to the Resale Registration Statement or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Resale Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about a Holder furnished in writing to the Company by such Holder or such Indemnified Person expressly for use in connection with the preparation of the Resale Registration Statement, or any such prospectus, amendment thereof or supplement thereto, if such prospectus was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented; (C) shall not be available to the extent such Claim is based on a failure of a Holder to deliver, or to cause to be delivered, the prospectus made available by the Company; and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

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b.            In connection with the Resale Registration Statement or Prospectus, each Holder, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signed the Resale Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about such Holder set forth on Exhibit B hereto or updated from time to time in writing by such Holder and furnished to the Company by such Holder expressly for inclusion in the Resale Registration Statement or prospectus or from the failure of such Holder to deliver or to cause to be delivered the prospectus made available by the Company; and, subject to Section 6(d), such Holder will reimburse any out-of-pocket legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that such Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net amount of proceeds actually received by such Holder as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

c.             Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

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d.            The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.             CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any party who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of such Registrable Securities.

8.             ASSIGNMENT OF REGISTRATION RIGHTS.

The Holders may not assign their rights under this Agreement, other than in connection with a transfer of Shares by a Holder to an Affiliate of such Holder or a distribution by a Holder to its members, general partners or limited partners, which such assignment shall require prior written notice to the Company.

9.             AMENDMENT OF REGISTRATION RIGHTS.

The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of the Company and the Required Holders.

10.           MISCELLANEOUS.

a.             Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon receipt, when sent by electronic message (provided the recipient responds to the message and confirmation of both electronic messages are kept on file by the sending party); or (iv) one (1) Business Day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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If to the Company:

Accolade, Inc.

1201 Third Avenue, Suite 1700

Seattle, WA 98101

Telephone:	(206) 926-8100
Attention:	Chief Executive Officer with a copy to General Counsel
Email:	Rajeev.Singh@accolade.com, copy to Richard.Eskew@accolade.com

With a copy (which shall not constitute delivery to the Company) to:

Cooley LLP

1700 Seventh Avenue, Suite 1900

Seattle, WA 98101

Telephone:	206-452-8700
Facsimile:	206-452-8800
Attention:	Alan Hambelton
Email:	ahambelton@cooley.com

If to a Holder:

To the address set forth opposite such Holder’s name on Exhibit A hereto.

With a copy (which shall not constitute delivery to the Holders) to:

Fenwick & West LLP

Silicon Valley Center
801 California Street

Mountain View, CA 94041

Email:	mesquivel@fenwick.com

eskerry@fenwick.com

Attention:	Michael Esquivel

Ethan Skerry

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least one (1) Business Day prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, and recipient facsimile number, (C) electronically generated by the sender’s electronic mail containing the time, date and recipient email address or (D) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of receipt in accordance with clause (i), (ii), (iii) or (iv) above, respectively. Any party to this Agreement may give any notice or other communication hereunder using any other means (including messenger service, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless it actually is received by the party for whom it is intended.

b.            No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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c.             The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Wilmington for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d.            This Agreement and the Merger Agreement constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Merger Agreement supersede all other prior oral or written agreements between the Holders, the Company, their affiliates and persons acting on their behalf with respect to the subject matter hereof and thereof.

e.             Subject to the requirements of Section 8, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

f.             The headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

g.            This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf (or other electronic reproduction of a) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

h.            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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i.              The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j.              This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and transferees and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, that the parties hereto hereby acknowledge that the Persons set forth in Section 6 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in Section 6.

* * * * * *

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

ACCOLADE, INC.

By:	/s/ Rajeev Singh
	Name:	Rajeev Singh
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Allan Marks
	Name:	Allan Marks
	Title:	MD - physician

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Andrew Venturi
	Name:	Andrew Venturi
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Anthony Colarusso
	Name:	Anthony Colarusso
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Beau Brinckerhoff
	Name:	Beau Brinckerhoff
	Title:	MD

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Benjamin Christian
	Name:	Benjamin Christian
	Title:	Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Brandon Taylor
	Name:	Brandon Taylor
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Brent Thill
	Name:	Brent Thill
	Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Chris Barbin
	Name:	Chris Barbin
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Colin Wiel
	Name:	Colin Wiel
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ David Flaherty
	Name:	David Flaherty
	Title:	CEO and President

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ David Holland
	Name:	David Holland
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

ELAINE MATTHEWS

/s/ Elaine Matthews

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Eilif Mikkelsen
	Name:	Eilif Mikkelsen
	Title:	Senior Data Engineer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER: Exponent Ventures Limited

By:	/s/ Wing-Hei Wilkins Chung
	Name:	Wing-Hei Wilkins Chung
	Title:	Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Falko Buttler
	Name:	Falko Buttler
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

FOUNDERS CIRCLE CAPITAL III, L.P.

By: its General Partner
Founders Circle Management III, L.L.C.

By:	/s/ Ken Loveless
	Name:	Ken Loveless
	Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

FOUNDERS CIRCLE CAPITAL III-P, L.P.

By: its General Partner
Founders Circle Management III, L.L.C.

By:	/s/ Ken Loveless
	Name:	Ken Loveless
	Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

FOUNDERS CIRCLE CAPITAL III AFFILIATES FUND, L.P.

By: its General Partner
Founders Circle Management III, L.L.C.

By:	/s/ Ken Loveless
	Name:	Ken Loveless
	Title:	Managing Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Frederick W. Round
	Name:	Frederick W. Round
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ George Barrett Rudy
	Name:	George Barrett Rudy
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

GGV CAPITAL V ENTREPRENEURS FUND L.P.

By: GGV Capital V L.L.C.
Its: General Partner

By:	/s/ Jeff Richards
	Name:	Jeff Richards
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

GGV CAPITAL V L.P.

By: GGV Capital V L.L.C.
Its: General Partner

By:
	Name:	Jeff Richards
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER: Giancarlo Family Trust

By:	/s/ Charles Giancarlo
	Name:	Charles Giancarlo
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

JAMES WANTUCK

/s/ James Wantuck

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Jay Wiley
	Name:	Jay Wiley
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

Jeff Clarke

By:	/s/ Jeff Clarke
	Name:	Jeff Clarke
	Title:	Investor

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Jessica Archibald
	Name:	Jessica Archibald
	Title:	Individual

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Joseph Deely
Name:
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Jonathan Allen
	Name:	Jonathan Allen
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Joseph Nachman
	Name:	Joseph Nachman
	Title:	Trustee The Nachman Family Revocable Trust UAD

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ John and Kelly Boner 2001 Trust
	Name:	John and Kelly Boner 2001 Trust
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Kenneth Schiciano
	Name:	Kenneth Schiciano
	Title:	Kenneth Schiciano

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/ s/ Kevin Buckby
	Name:	Kevin Buckby
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

Knoll Ventures, LLC

By:	/s/ David W. Dorman
	Name:	David W. Dorman
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Kurt Beyer
	Name:	Kurt Beyer
	Title:	Trustee, The Beyer Family Trust

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Lawrence Kang
	Name:	Lawrence Kang
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Linda Anegawa
	Name:	Linda Anegawa
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

Marc Stoll

By:	/s/ Marc Stoll
	Name:	Marc Stoll
	Title:	Self

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Mark Jones
	Name:	Mark Jones
	Title:	n/a/

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Mark Spera
	Name:	Mark Spera
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

Matt Nemer

By:	/s/ Matt Nemer
	Name:	Matt Nemer
	Title:	CFO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

MBO Insurance Brokers Inc. Profit Sharing Plan

By:	/s/ Charles W. Ott
	Name:	Charles W. Ott, Trustee
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

Moonshots Capital Series 13 LLC
By: Moonshots Capital, LLC, its Manager

By:	/s/ Kelly Perdew
	Name:	Kelly Perdew
	Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

Moonshots Capital Series 27 LLC
By: Moonshots Capital, LLC, its Manager

By:	/s/ Kelly Perdew
	Name:	Kelly Perdew
	Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

Moonshots Capital Series 31 LLC
By: Moonshots Capital, LLC, its Manager

By:	/s/ Kelly Perdew
	Name:	Kelly Perdew
	Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Nathan Diesel
	Name:	Nathan Diesel 5/18/2021
	Title:	Lead UX Designer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Nikos Theodosopoulos
	Name:	Nikos Theodosopoulos
	Title:	Shareholder

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Peter Kravtsov
	Name:	Peter Kravtsov
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Richard C. Roge
	Name:	Richard C. Roge
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Robert M. Chang
	Name:	Robert M. Chang
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Robin Nydes
	Name:	Robin Nydes
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Russell Fradin
	Name:	Russell Fradin
Title:

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

RYAN McQUAID

/s/ Ryan McQuaid

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ Sayre Stevick
	Name:	Sayre Stevick
	Title:	Member of the General Partner

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

TRANSFORMATION CAPITAL FUND II, L.P.

By:	Transformation Capital Partners II GP, LLC
Its:	General Partner

By:	/s/ Michael Dixon
	Name:	Michael Dixon
	Title:	Manager

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

VENTURE LENDING & LEASING VIII, LLC,
a Delaware limited liability company

By:	Westech Investment Advisors LLC,
a California limited liability company
Its:	Managing Member

By:	/s/ Maurice Werdegar
	Name:	Maurice Werdegar
	Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

VENTURE LENDING & LEASING IX, LLC,
a Delaware limited liability company

By:	Venture Lending & Leasing IX GP, LLC
Its:	Managing Member

By:	Westech Investment Advisors LLC,
Its:	Managing Member

By:	/s/ Maurice Werdegar
	Name:	Maurice Werdegar
	Title:	CEO

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

HOLDER:

By:	/s/ William Michael Stemler
	Name:	William Michael Stemler
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Schedule of Holders

Name	Address for Notices
2011 Buckby Family Trust
Allan Marks
Andrew Venturi
Anthony Colarusso
Beau Brinckerhoff
Ben Christian
Brandon Taylor
Brent Thill
Chris G. Barbin Revocable Living Trust Dated 01-21-03
Colin Wiel
David Flaherty
Eilif Mikkelsen
Elaine Mathews
Exponent Ventures Limited
F&W Investments LP -Series 2015
F&W Investments LP -Series 2016
Falko Buttler
Founders Circle Capital III Affiliates Fund, L.P.
Founders Circle Capital III, L.P.
Founders Circle Capital III-P, L.P.
George Rudy
GGV Capital V Entrepreneurs Fund L.P

GGV Capital V L.P.
Giancarlo Family Trust
James Wantuck
Jay Wiley
Jeff Clarke
Jessica Archibald
Joseph Deely
Kenneth Schiciano
Knoll Ventures, LLC
Lawrence Kang
Linda Anegawa
Lockwood Management, LLC
Marc Stoll
Mark Jones
Mark Spera
Matt Nemer
MBO Insurance Brokers Inc. Profit Sharing Plan
Mike Stemler
Moonshots Capital Series 13, LLC
Moonshots Capital Series 27, LLC
Moonshots Capital Series 31, LLC
Nachman Family Revocable Trust UAD 7/11/11
Nathan Diesel
Nikos Theodosopoulos
Peter Kravtsov
Rich Roge

Robert Chang
Robin Nydes
Ryan McQuaid
The Beyer Family Trust
The Fradin Family Trust Dated August 2nd, 2008
The Holland Family 2004 Trust
The Kelly and John Shuhda Revocable Trust
The Round Family Trust U/A DTD. November 11, 1999
Transformation Capital Fund II, L.P.
Venture Lending & Leasing IX, LLC
Venture Lending & Leasing VIII, LLC

EXHIBIT B

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $0.0001 per share of Accolade, Inc. (the “Company”) issued pursuant to an Agreement and Plan of Merger Agreement and Plan of Merger by and among the Company, Panda Merger Sub, Inc., PlushCare, Inc. (“Seller”) and Fortis Advisors LLC, as the Stockholder Representative, dated as of April 22, 2021 (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-1 (the “Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement and the Registration Rights Agreement by and among the Company and the Holders named therein, dated as of [_________], 2021 (the “Registration Rights Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Business Days following the date of the Registration Rights Agreement (1) will not be named as selling stockholders in the Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder: _____________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held: _____________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire): _____________________

2.	Address for Notices to Selling Stockholder:

______________________

______________________

______________________

Telephone: ______________________________________
Fax: ____________________________________________
Contact Person: ___________________________________
E-mail address of Contact Person: _____________________

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement: ____________________

(b)	Number of shares of Common Stock to be registered pursuant to this Notice for resale: ___________________

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

Note: If yes, provide a narrative explanation below:

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned: ________________________

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A hereto, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

************

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. All notices hereunder shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

Once this Notice and Questionnaire is executed by the undersigned and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item 3 above.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:

Name:

Title:

PLEASE EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE OR RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Brian Woodard

Cooley LLP

1700 Seventh Avenue, Suite 1900

Seattle, WA 98101

Tel: (206) 452-8764

Email:  bwoodard@cooley.com

Annex A

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued to the selling stockholders. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

A selling stockholder that is a venture capital fund, institutional investor or pooled investment vehicle may elect to make an in-kind distribution of shares of Common Stock, on a pro rata basis or otherwise, to its members, general or limited partners or shareholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus. To the extent that such members, partners or shareholders are not affiliates of ours, such members, partners or shareholders would thereby receive freely tradable shares of Common Stock covered by this registration statement pursuant to such distribution.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.